Exhibit 99.1

Digital River Reports Third Quarter 2014 Financial Results

  Returns to revenue growth; third quarter revenue of $88.8 million, up 2 percent year-over-year
  Reports third quarter GAAP EPS of $0.13 per diluted share; and break-even, non-GAAP EPS
  Recently announced agreement to be acquired by investor group led by Siris Capital Group for $26.00 per share in cash

MINNEAPOLIS--(BUSINESS WIRE)--October 29, 2014--Digital River, Inc. (NASDAQ: DRIV), a leading global provider of Commerce-as-a-Service solutions, reported financial results for the third quarter of 2014.

Third Quarter Ended September 30, 2014
GAAP Results
Third quarter revenue totaled $88.8 million, an increase of 2 percent over revenue in the third quarter of 2013, and within management’s third quarter revenue guidance range.

Third quarter 2014 GAAP net income from continuing operations was $4.0 million or $0.13 per diluted share, exceeding management’s third quarter GAAP guidance of a net loss from continuing operations of $0.31 to a net loss of $0.26 per share. Third quarter 2014 GAAP net income from continuing operations benefited from the inclusion of $9.1 million in tax benefits. In 2013, third quarter GAAP net loss from continuing operations was $7.6 million or a net loss of $0.24 per share.

Non-GAAP Results
On a non-GAAP basis, results from continuing operations and earnings per share were break-even for the third quarter of 2014. These results exceeded management’s third quarter non-GAAP guidance of a net loss from continuing operations of $0.05 to a net loss of $0.02 per share. In 2013, third quarter non-GAAP net loss from continuing operations was $1.0 million or a net loss of $0.03 per share.

“I am pleased to report that we delivered a solid third quarter. The company has returned to revenue growth, representing another important transformation milestone. Our revenue growth was driven by the continued expansion of existing client relationships as well as new business in our core commerce and payments markets,” said David Dobson, Digital River’s CEO. “We also recently announced a definitive merger agreement to be acquired by Siris Capital. We believe that this transaction, in addition to providing significant value to our stockholders, will allow Digital River to continue to accelerate our transformation, sharpen our focus on long-term global opportunities and deliver more value to our clients more quickly.”

Definitive Merger Agreement
On October 23, 2014, Digital River announced that it entered into a definitive merger agreement to be acquired by an investor group led by Siris Capital Group, LLC (collectively,“Siris”) in a transaction valued at approximately $840 million. Under the terms of the agreement, Siris would acquire all of the outstanding common shares of Digital River for $26.00 per share in cash.

The agreement was approved by Digital River’s Board of Directors, which recommended that Digital River’s stockholders adopt the agreement with Siris. The transaction is subject to customary closing conditions and is expected to close in the first quarter of 2015. Following the date of execution of the merger agreement, Digital River may solicit alternative acquisition proposals from third parties during a 45-day “go-shop” period.

Fourth Quarter and Full Year 2014 Guidance
Management’s forward-looking financial expectations for the fourth quarter of 2014 are as follows:

  Revenue, ranging from $101 to $104 million;
  GAAP EPS, ranging from $0.11 to $0.16 per diluted share; and
  Non-GAAP EPS, ranging from $0.31 to $0.35 per diluted share, using a 21 percent tax rate.

Management’s forward-looking financial expectations for the full year 2014 are as follows:

  Revenue, updated to range from $375 to $378 million, within the previous guidance range;
  GAAP EPS, updated to range from a net loss of $0.19 to a net loss of $0.14 per share, an increase from previous guidance; and
  Non-GAAP EPS, ranging from $0.49 to $0.54 per diluted share, using a 21 percent tax rate, an increase from previous guidance.

A detailed table providing a reconciliation of the company’s GAAP and non-GAAP earnings guidance estimates can be found accompanying this press release. Supplemental information on Digital River’s earnings results is included in an earnings overview presentation, which is available on the Investor Relations page of Digital River’s corporate website at http://phx.corporate-ir.net/phoenix.zhtml?c=94762&p=irol-irhome.

In light of the pending acquisition by Siris, Digital River does not intend to hold a conference call to discuss third quarter earnings.

About Digital River, Inc.
Backed by 20 years of ecommerce experience, Digital River is recognized as a leading global provider of Commerce-as-a-Service solutions. Companies of all sizes rely on Digital River’s multi-tenant, SaaS commerce, payments and marketing services to manage and grow their online businesses. In 2013, Digital River processed more than $30 billion in online transactions, connecting B2B and B2C digital products and cloud service companies as well as branded manufacturers with buyers across multiple devices and channels, and nearly every country in the world.

Digital River is headquartered in Minneapolis with offices across the U.S., Asia, Europe and South America. For more details about Digital River, visit the corporate website, read our Digital River blog, follow the company on Twitter or call +1 952-253-1234.

Non-GAAP Net Income Calculation
Digital River’s non-GAAP net income (loss) from continuing operations is computed by adjusting GAAP pre-tax income (loss) from continuing operations as reported on the company’s statement of operations by adding back, when applicable, amortization of acquisition-related intangibles, stock-based compensation expense, intangible impairments, restructuring related costs, litigation settlement related costs, acquisition and integration costs, investment gains or losses, goodwill impairments, and one-time impacts of debt repurchases, net of a 21 percent tax rate. Non-GAAP diluted earnings per share from continuing operations is calculated using the “if-converted” method with respect to the issuance of the company’s Senior Convertible Notes. In computing non-GAAP diluted earnings per share from continuing operations, if an increase in earnings per share will not result, adjust non-GAAP net income from continuing operations to add back debt interest and issuance cost amortization expenses, net of the tax benefit, and then divide this amount by fully diluted shares outstanding. This amount, representing the fully diluted earnings computation, is selected to represent non-GAAP diluted earnings per share from continuing operations for each period presented. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this release.

Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding the company’s anticipated future growth and future financial performance, as well as statements containing the words “anticipates,” “believes,” “plans,” “will,” “expects,” or “guidance” and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the company’s operating history and variability of operating results; competition in the commerce and payments markets; challenges associated with international expansion; the variability of foreign exchange rates; any breach or compromise of the company’s security systems; our ability to successfully manage our business while undertaking significant technical and transformational initiatives; our ability to execute upon our payments strategy and expand our business in this sector; our ability to achieve favorable tax rates in our international operations; the nature, cost and outcome of pending and future litigation and other legal proceedings; the risk that the merger may not be consummated in a timely manner, if at all; the risk that the merger agreement may be terminated in circumstances that require Digital River to pay Siris a termination fee or other expenses; risks related to the diversion of management’s attention from Digital River’s ongoing business operations; risks regarding the failure of the relevant Siris affiliate to obtain the necessary financing to complete the merger; the effect of the announcement of the merger on Digital River’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; risks related to satisfying the conditions to the merger, including the failure of Digital River’s stockholders to approve the merger, timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; the ability to recognize the benefits of the merger and the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed merger; and other risk factors referenced in the company’s public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended Dec. 31, 2013. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River’s most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time-to-time.

The forward-looking statements reflect management’s expectations as of Oct. 29, 2014. Results may be materially affected by many factors, such as changes in global conditions in the financial services markets and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and online payments, progress with key partners, and other factors. The guidance assumes, among other things, that there are no material changes to stock-based compensation expense and anticipated tax rates. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s analysis only as of the date hereof. The company undertakes no obligation to update these forward-looking statements or future guidance to reflect events or circumstances that may arise after the date hereof.

Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.

Additional Information
This press release may be deemed to be solicitation material in respect of the proposed acquisition of Digital River. In connection with the proposed merger, Digital River intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Digital River will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT DIGITAL RIVER WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DIGITAL RIVER AND THE PROPOSED MERGER. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed merger (when they become available), and any other documents filed by Digital River with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Digital River’s website, www.digitalriver.com, or by contacting Investor Relations by directing a request to Digital River, Inc., Attention: Investor Relations, 10380 Bren Road West, Minnetonka, MN 55343, or by calling 952-225-3351.

Digital River and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Digital River’s stockholders with respect to the proposed merger. Information about Digital River’s directors and executive officers and their ownership of Digital River’s common stock is set forth in the proxy statement for Digital River’s 2014 Annual Meeting of Shareholders, which was filed with the SEC on April 11, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger.

Digital River, Inc.
Third Quarter Results
(in thousands, except share data)
Subject to reclassification

Consolidated Balance Sheets
	(Unaudited)
	September 30,	December 31,
	2014	2013
Assets
Current assets
Cash and cash equivalents	$233,405	$483,868
Short-term investments	152,424	115,652
Accounts receivable, net of allowance of $3,062 and $3,206	64,667	70,865
Deferred tax assets	1,455	1,479
Prepaid expenses and other	24,916	27,878
Total current assets	476,867	699,742
Property and equipment, net	47,386	53,770
Goodwill	133,638	139,318
Intangible assets, net	21,565	29,217
Long-term investments	52,965	56,023
Deferred income taxes	1,078	1,037
Other assets	879	2,067
Total assets	$734,378	$981,174
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$168,010	$187,635
Accrued payroll	15,468	20,058
Deferred revenue	4,522	6,904
Other current liabilities	42,169	55,899
Total current liabilities	230,169	270,496
Non-current liabilities
Senior convertible notes	135,180	295,795
Other liabilities	12,454	21,452
Total non-current liabilities	147,634	317,247
Total liabilities	377,803	587,743
Stockholders' equity
Preferred stock, $.01 par value; 5,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock, $.01 par value; 120,000,000 shares authorized; 50,709,661 and 50,074,977 shares issued	507	501
Treasury stock at cost; 18,821,640 and 16,910,883 shares	(456,696)	(424,416)
Additional paid-in capital	775,704	761,560
Retained earnings	42,590	51,254
Accumulated other comprehensive income (loss)	(5,530)	4,532
Stockholders' equity	356,575	393,431
Total liabilities and stockholders' equity	$734,378	$981,174

Digital River, Inc.
Third Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Consolidated Statements of Operations

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Revenue	$88,835	$87,260	$274,028	$288,444
Costs and expenses (exclusive of depreciation and amortization expense shown separately below):
Direct cost of services	18,304	16,205	53,275	55,272
Network and infrastructure	13,775	14,648	41,712	44,049
Sales and marketing	25,060	25,013	73,585	80,415
Product research and development	18,297	18,108	55,220	52,967
General and administrative	10,669	12,011	35,310	44,040
Goodwill impairment	-	-	-	21,249
Depreciation and amortization	6,601	5,682	19,469	15,748
Amortization of acquisition-related intangibles	2,038	2,149	6,395	6,360
Total costs and expenses	94,744	93,816	284,966	320,100
Income (loss) from operations	(5,909)	(6,556)	(10,938)	(31,656)
Interest income	469	553	1,735	1,929
Interest expense	(890)	(1,941)	(3,387)	(5,884)
Other income (expense), net	2,063	(297)	1,859	16,717
Loss on extinguishment of debt	-	-	(5,605)	-
Income (loss) from continuing operations before income taxes	(4,267)	(8,241)	(16,336)	(18,894)
Income tax expense (benefit)	(8,278)	(645)	(7,355)	(408)
Income (loss) from continuing operations	4,011	(7,596)	(8,981)	(18,486)
Income (loss) from discontinued operations, net of tax	143	(4,891)	317	(6,238)
Net Income (loss)	$4,154	$(12,487)	$(8,664)	$(24,724)

Income (loss) per share - basic
Income (loss) from continuing operations	$0.14	$(0.24)	$(0.30)	$(0.57)
Income (loss) from discontinued operations	-	(0.16)	0.01	(0.19)
Net income (loss) per share - basic	$0.14	$(0.40)	$(0.29)	$(0.76)

Income (loss) per share - diluted
Income (loss) from continuing operations	$0.13	$(0.24)	$(0.30)	$(0.57)
Income (loss) from discontinued operations	0.01	(0.16)	0.01	(0.19)
Net income (loss) per share - diluted	$0.14	$(0.40)	$(0.29)	$(0.76)
Shares used in per share calculation - basic	29,665	31,487	30,050	32,435
Shares used in per share calculation - diluted	30,126	31,487	30,050	32,435

Calculation of GAAP Diluted Net Income (Loss) Per Share

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
GAAP net income (loss)	$4,154	$(12,487)	$(8,664)	$(24,724)

Add back debt interest expense and issuance cost amortization, net of tax benefit	-	-	-	-
Adjusted net income (loss) for GAAP EPS calculation	$4,154	$(12,487)	$(8,664)	$(24,724)

Net income (loss) per share - diluted	$0.14	$(0.40)	$(0.29)	$(0.76)
Shares used in per share calculation - diluted	30,126	31,487	30,050	32,435

Digital River, Inc.
Third Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Consolidated Statements of Cash Flows
	Nine months ended
	September 30,
	2014	2013
Operating Activities:
Net income (loss)	$(8,664)	$(24,724)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Loss (gain) on disposal of discontinued operations	(317)	2,110
Amortization of acquisition-related intangibles	6,395	6,360
Provision for doubtful accounts	599	1,400
Depreciation and amortization	19,469	15,831
Impairment of goodwill	-	21,249
Debt issuance cost amortization	730	1,278
Amortization of investment premiums	1,111	2,246
Loss (gain) on disposal of equipment	(358)	121
Gain on sale of investment	(2,209)	(17,526)
Loss on extinguishment of debt	5,605	-
Stock-based compensation expense	13,239	16,295
Deferred and other income taxes	120	1,715
Change in operating assets and liabilities (net of acquisitions):
Accounts receivable	3,600	(2,856)
Prepaid and other assets	380	5,940
Accounts payable	(12,816)	(65,721)
Deferred revenue	(2,735)	(4,321)
Income tax payable	(9,630)	(2,151)
Other current liabilities	(6,320)	(2,801)
Net cash provided by (used in) operating activities	8,199	(45,555)

Investing Activities:
Purchases of investments	(185,180)	(53,243)
Sales of investments	151,834	90,891
Cash received (paid) for cost method investments	1,551	39,636
Cash paid for acquisitions, net of cash received	-	(55,843)
Proceeds from sale of equipment	532	20
Purchases of equipment and capitalized software	(13,612)	(15,662)
Net cash provided by (used in) investing activities	(44,875)	5,799

Financing Activities:
Repurchase of senior convertible notes	(173,298)	(5,354)
Exercise of stock options	-	1,273
Sales of common stock under employee stock purchase plan	1,015	1,183
Repurchase of common stock	(28,260)	(43,950)
Repurchase of restricted stock to satisfy tax withholding obligation	(4,124)	(4,328)
Net cash provided by (used in) financing activities	(204,667)	(51,176)
Effect of exchange rate changes on cash	(9,120)	6,143
Net increase (decrease) in cash and cash equivalents	(250,463)	(84,789)
Cash and cash equivalents, beginning of period	483,868	542,851
Cash and cash equivalents, end of period	$233,405	$458,062

Cash paid for interest on convertible senior notes	$2,509	$3,123
Cash paid for income taxes	$3,663	$3,373

Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)
UTILIZING 21% EFFECTIVE INCOME TAX RATE

	Three months ended				Twelve months ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2013	2013	2013	2013	2013
GAAP pre-tax income (loss) from continuing operations	$(9,766)	$(887)	$(8,241)	$(543)	$(19,437)
Add back amortization of acquisition-related intangibles	1,928	2,283	2,149	2,183	8,543
Add back stock-based compensation expense	5,575	6,379	4,341	4,273	20,568
Add back restructuring related costs	2,808	424	395	2,164	5,791
Add back litigation settlement related costs	-	312	-	45	357
Add back acquisition and integration costs	4,532	269	94	806	5,701
Add back realized investment loss (gain)	(11,067)	(6,459)	-	-	(17,526)
Add back goodwill impairment	21,249	-	-	-	21,249
Subtotal	15,259	2,321	(1,262)	8,928	25,246
Income tax expense (benefit) @ 21%	3,204	487	(264)	1,875	5,302
Non-GAAP income (loss) from continuing operations	12,055	1,834	(998)	7,053	19,944

Add back debt interest expense and issuance cost amortization, net of tax benefit	1,233	-	-	1,214	79
Adjusted income (loss) from continuing operations for non-GAAP EPS calculation	$13,288	$1,834	$(998)	$8,267	$20,023

Non-GAAP income (loss) from continuing operations per share - diluted	$0.33	$0.06	$(0.03)	$0.22	$0.61

Shares used in per share calculation - diluted	39,767	32,739	31,487	37,709	32,744

	Three months ended				Nine months ended
	March 31,	June 30,	September 30,		September 30,
	2014	2014	2014		2014
GAAP pre-tax income (loss) from continuing operations	$(4,763)	$(7,306)	$(4,267)		$(16,336)
Add back amortization of acquisition-related intangibles	2,171	2,186	2,038		6,395
Add back stock-based compensation expense	3,988	4,666	4,585		13,239
Add back restructuring related costs	221	116	(183)		154
Add back litigation settlement related costs	599	-	-		599
Add back loss on extinguishment of debt	5,605	-	-		5,605
Add back realized investment loss (gain)	-	-	(2,209)		(2,209)
Subtotal	7,821	(338)	(36)		7,447
Income tax expense (benefit) @ 21%	1,642	(71)	(7)		1,564
Non-GAAP income (loss) from continuing operations	6,179	(267)	(29)		5,883

Add back debt interest expense and issuance cost amortization, net of tax benefit	-	-	-		-
Adjusted income (loss) from continuing operations for non-GAAP EPS calculation	$6,179	$(267)	$(29)		$5,883

Non-GAAP income (loss) from continuing operations per share - diluted	$0.20	$(0.01)	$-		$0.19

Shares used in per share calculation - diluted	31,418	29,837	29,665		30,542

Digital River, Inc.
Non-GAAP Reconciliations
(Unaudited, in thousands)

Breakdown of stock-based compensation expense
	Three months ended			Nine months ended
	March 31,	June 30,	September 30,	September 30,
	2014	2014	2014	2014
Direct cost of services	$44	$40	$38	$122
Network and infrastructure	382	365	380	1,127
Sales and marketing	1,002	1,575	1,452	4,029
Product research and development	912	809	849	2,570
General and administrative	1,648	1,877	1,866	5,391
Total	$3,988	$4,666	$4,585	$13,239

Breakdown of restructuring related costs
	Three months ended			Nine months ended
	March 31,	June 30,	September 30,	September 30,
	2014	2014	2014	2014
Direct cost of services	$-	$-	$-	$-
Network and infrastructure	21	(14)	-	7
Sales and marketing	95	30	(183)	(58)
Product research and development	8	8	-	16
General and administrative	97	92	-	189
Total	$221	$116	$(183)	$154

Breakdown of litigation settlement related costs
	Three months ended			Nine months ended
	March 31,	June 30,	September 30,	September 30,
	2014	2014	2014	2014
Direct cost of services	$-	$-	$-	$-
Network and infrastructure	-	-	-	-
Sales and marketing	-	-	-	-
Product research and development	-	-	-	-
General and administrative	599	-	-	599
Total	$599	$-	$-	$599

Digital River, Inc.
Non-GAAP Guidance
(Unaudited, in millions except per share amounts)

Actual Revenue Table
	2013 Actual
	Three months ended				Twelve months ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2013	2013	2013	2013	2013
Commerce	$96.4	$73.8	$72.1	$84.3	$326.6
Payments	14.6	16.4	15.2	16.9	63.1
Total Revenue	$111.0	$90.2	$87.3	$101.2	$389.7

	2014 Actual
	Three months ended				Nine months ended
	March 31,	June 30,	September 30,		September 30,
	2014	2014	2014		2014
Commerce	$80.3	$71.2	$71.8		$223.3
Payments	17.5	16.2	17.0		50.7
Total Revenue	$97.8	$87.4	$88.8		$274.0

Revenue Guidance Table
	2014 Guidance
	Q4 2014		FY 2014
	Low Guidance	High Guidance	Low Guidance	High Guidance
Expected Revenue	$101.0	$104.0	$375.0	$378.0

Non-GAAP Guidance Reconciliation
	Q4 2014		FY 2014
	Low Guidance	High Guidance	Low Guidance	High Guidance
Expected GAAP net income (loss) per share from continuing operations - diluted	$0.11	$0.16	$(0.19)	$(0.14)
Add back amortization of acquisition-related intangibles, net of tax	0.06	0.06	0.22	0.22
Add back stock-based compensation expense, net of tax	0.15	0.15	0.49	0.49
Add back loss on extinguishment of debt, net of tax	-	-	0.14	0.14
Add back litigation settlement related costs, net of tax	-	-	0.02	0.02
Add back acquisition and integration costs, net of tax	-	-	-	-
Add back realized investment gain, net of tax	-	-	(0.06)	(0.06)
Add back goodwill impairment, net of tax	-		-	-
Tax variability	(0.01)	(0.02)	(0.13)	(0.13)
Expected non-GAAP diluted net income (loss) per share	$0.31	$0.35	$0.49	$0.54

Projected Shares Used in Per Share Calculation
	Q4 2014		FY 2014
	Low Guidance	High Guidance	Low Guidance	High Guidance

Shares used in per share calculation - GAAP diluted	30,295	30,295	30,041	30,041
Shares used in per share calculation - non-GAAP diluted	30,295	33,047	30,553	30,553

CONTACT:
Digital River, Inc.
Investor Relations Contact:
Melissa Fisher, 952-225-3351
Vice President, Corporate Development, Investor Relations and Treasury
investorrelations@digitalriver.com
or
Media Relations Contact:
Gerri Dyrek, 952-225-3719
Group Vice President, Corporate Communications
publicrelations@digitalriver.com